Schedule 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                     [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PACIFIC CMA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:__________________________________________________________.

      (2) Aggregate number of securities to which transaction applies:__________________________________________________________.

      (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________.

      (4)    Proposed maximum aggregate value of transaction:__________________.

      (5)    Total fee paid:___________________________________________________.

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[ ]   Fee paid previously with preliminary materials:__________________________.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:______________________________________________.

      (2) Form, Schedule or Registration Statement No.:________________________.

      (3) Filing Party:________________________________________________________.

      (4) Date Filed:__________________________________________________________.


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                                PACIFIC CMA, INC.
                         c/o Airgate International Corp.
                            153-04 Rockaway Boulevard
                             Jamaica, New York 11434


                                                                  May 16, 2005


Dear Stockholder:

         On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Stockholders of Pacific CMA, Inc. (the "Company") which will be held at the offices of the American Stock Exchange, located at 86 Trinity Place, Boardroom, New York, New York 10006, on Monday, June 13, 2005 at 12:00 Noon, New York time.

         On the following pages you will find the Notice of the Annual Meeting of Stockholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting.

         Also enclosed is a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, describing the Company's operations during the fiscal year ended December 31, 2004 (the "Annual Report"). Of course, we will be present at the Annual Meeting to answer any questions you might have.

         Your vote is important. Whether or not you plan to attend the Annual Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy card in the postage prepaid envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy card.

                                                  Sincerely,


                                                  Alfred Lam
                                                  Chairman of the Board

                                PACIFIC CMA, INC.
                         c/o Airgate International Corp.
                            153-04 Rockaway Boulevard
                            New York, New York 11434

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                              New York, New York
                                                                    May 16, 2005


To all Stockholders of Pacific CMA, Inc.:

         Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that an Annual Meeting of the Stockholders of Pacific CMA, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the offices of the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, on June 13, 2005 at 12:00 Noon, New York time.

         The purposes of this meeting are to consider, discuss, vote and act upon the following:

         1. The election of eight persons to the Company's Board of Directors. Seven of the persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Liu Kwong Sang, Kim E. Petersen and Kenneth Chik are currently members of that Board. Also being nominated for the Company's Board of Directors is Cheung Leung Yu.

         2. The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2005.

         Mr. Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 68% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders. Mr. Lam may be deemed to be the beneficial owner of the shares of our Common Stock held by BSC.

         The Board of Directors is soliciting proxies for this Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set May 9, 2005 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were _________ shares of the Company's Common Stock issued and outstanding on May 9, 2005.

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

         Voting materials, which include the Proxy Statement and proxy form are being mailed to stockholders on or about May 16, 2005.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ******************************

         Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our stockholders and recommends their adoption.


                                           By Order of the Board of Directors,

                                           Alfred Lam
                                           Chairman


Dated:  May 16, 2005

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

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with our Annual Meeting of Stockholders called by our Board of Directors to be held at the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, at 12:00 noon, New York time, on June 13, 2005, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting will be first mailed or given to our stockholders on or about May 16, 2005.

         All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and BSC, who collectively own approximately 68% of our outstanding Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders.

         Our stockholders of record at the close of business on May 9, 2005 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On that date, we had __________ outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Annual Meeting.

         The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposals.

         The affirmative vote of the holders of a majority of our outstanding shares of Common Stock shall be required in order to approve each of the proposals set forth above. Although our By-Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require that the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for each of the proposals and our Board of Directors has determined to require such majority for approval of each of the proposals.

         Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434 or calling him at (212) 247-0049.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A: You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy form, you appoint Alfred Lam and Scott Turner as your representatives at the meeting. Alfred Lam and Scott Turner will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the proxy card, Alfred Lam and Scott Turner will vote your shares, under your proxy, in accordance with their best judgment.

Q:   WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: The election of eight persons to the Company's Board of Directors. Seven of the persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Liu Kwong Sang, Kim E. Petersen and Kenneth Chik, are currently members of that Board. Also being nominated for the Company's Board of Directors is Cheung Leung Yu.

     The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2005.

Q:   HOW DO I VOTE?

A: You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy card to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

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

     If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the proposals.

     If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy card from your broker in order to vote in person at the meeting.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:   IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors.

     We encourage you to provide directions to your broker as to how you want he or she to vote your shares on each of the matters to be brought before the Annual Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

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

     -- signing another proxy with a later date and returning that proxy to the Company,

     --   sending notice to the Company that you are revoking your proxy, or

     --   voting in person at the Annual Meeting.

Q:   HOW ARE VOTES COUNTED?

A:   Voting results will be tabulated and certified by our transfer agent.

Q:   WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma.com, www.agihk.com and www.airgatecorp.com. Please note that information on our websites do not constitute part of this Proxy Statement.

Q:   WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Board of Directors presently has seven members. A director holds office until the next Annual Meeting of Stockholders of the Company and his or her successor is elected and duly qualified.

     The Board of Directors has nominated the following individuals for election as Directors of the Company with terms expiring at the 2006 Annual Meeting of the Company's Stockholders: Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Liu Kwong Sang, Kim E. Petersen, Kenneth Chik and Cheung Leung Yu.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, it is intended that shares represented by the accompanying proxy will be voted FOR the election of the nominees for Directors, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

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

     The names of the eight nominees for election to the Board of Directors, along with their ages, positions and offices with the Company, term of office as a director, principal occupations or employment for the past five years or more, and additional biographical data is set forth below and is based upon information supplied to the Company by the individuals named.

     ALFRED LAM, age 52, serves as our Chairman of the Board of Directors, Chief Executive Officer and Treasurer. He has been a Director since December 2000. He has served in similar capacities with our predecessors for more than the past five years. He has over 23 years of experience in the freight forwarding industry during which period he established relationships with airlines, shipping lines, customers and overseas agents.

     SCOTT TURNER, age 50, has been our President and a Director since August 2000. He is a co-founder of our subsidiary, Airgate International Corporation, and has served as its President for more than nine years.

     LOUISA CHAN, age 44, has been a director of the Company since December 2000. She has a Diploma of Accounting. She is the spouse of Alfred Lam.

     KAZE CHAN, age 38, has served as our Executive Vice President since December 31, 2000 and as a Director since September 2002. He is also the Executive Vice President and the General Manager and co-founder of our subsidiary, AGI Logistics (HK) Ltd. He is responsible for all freight activities in Hong Kong, China, Europe, and North America. From 1993 to 1996, he worked as an Account Manager for Northwest Airlines Inc. Mr. Chan holds a Master of Arts in Urban Studies from Michigan State University.

     KIM E. PETERSEN, age 48, was appointed to the Board of Directors in October 2003. Mr. Petersen is the Chairman of Mobius Security Group, a diversified homeland security solutions provider that includes such companies as SeaSecure, LLC, RailSecure LLC, Infrastructure Intelligence Group LLC and Oceanix LLC. Mr. Petersen has over 25 years of experience in Maritime security and anti-terrorism activities, i.e. he is a trustee of the Maritime Security Institute and the Executive Director of the Maritime Security Council, an international body that represents the interests of ocean carriers and seaports.

     LIU KWONG SANG, age 43, was appointed to the Board of Directors in October 2003 and is a member of the audit committee. Mr. Liu is a Certified Public Accountant in Hong Kong and Mr. Liu acts as the independent non-executive director of several public companies listed on the Hong Kong Stock Exchange.

     MR. KENNETH CHIK, age 42, was appointed to the Board of Directors on January 1, 2005 and is a member of the audit committee. Mr. Chik is a Barrister at Law in Hong Kong and, since September 1988, has been in private practice in Hong Kong. Mr. Chik has a broad-based litigation practice including real property, trust contract, company and general commercial disputes.

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

     MR. CHEUNG LEUNG YU, age 35, is to be elected to the Board of Directors at the Annual Meeting of Stockholders and it is contemplated that he will be appointed as a member of the Audit Committee immediately following the Annual Meeting. Mr. Yu is a Certified Public Accountant in Hong Kong, being a member of Lee & Yu, Certified Public Accountants in Hong Kong , since January 2003. Prior thereto, from July 1993 until joining his current firm, Mr. Yu was an audit manager for the Hong Kong accounting firm of Baker & Tilly.

     There is no family relationship between any of the Company's directors, nominees to serve as directors, or executive officers, except that as stated above Alfred Lam, Chairman of our Board of Directors, Chief Executive Officer and Treasurer of the Company is the husband of Louisa Chan, also a Director of the Company. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

Board of Director and Committee Meetings

     During the fiscal year ended December 31, 2004 (the "2004 fiscal year"), the Board of Directors of the Company held a total of four meetings and took action by unanimous written consent nine times. In addition, certain directors attended meetings of the Company's sole, standing committee, the Audit Committee. All incumbent directors attended at least 77% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

     The Board of Directors of the Company maintains one standing committee, an Audit Committee. Members of the Audit Committee are to be elected annually at the Board of Directors' meeting following the Annual Meeting of Stockholders. The Board of Directors of the Company does not have a nominating committee nor does any other committee perform similar functions, and all such activities typically associated with such a nominating committee are carried out by the full Board of Directors.

     The Audit Committee held four meetings during the 2004 fiscal year. Messrs. Liu Kwong Sang and Tan Kay Hock were in attendance at the meetings. The Audit Committee is responsible for overseeing the Company's reporting process and the independent audit of the consolidated financial statements and its duties include: (i) recommending to the Board of Directors the engagement or discharge of the Company's independent public accountants, (ii) meeting with the Company's independent public accountants to review the plans and results of the audit engagement and to review all reports of the independent auditors, and to respond to such reports, (iii) approving the services to be performed by the Company's independent public accountants and giving consideration to the range of the audit and non-audit fees, and (iv) reviewing the scope and results of the internal and external audit procedures of the Company.

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

     Financial Expert. The Board of Directors has designated Mr. Liu Kwong Sang as a "financial expert" as such term is defined in 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Independent Directors

     Our Board of Directors believes that Messrs. Liu Kwong Sang, Kim E. Petersen, Kenneth Chik and Cheung Leung Yu are "independent directors" as defined by the rules of the AMEX and the SEC. Prior to January 1, 2005, Mr. Tan Kang Hock was a member of the audit committee and also met the foregoing requirements of being an "independent director."

Audit Committee

     The Audit Committee oversees the Company's financial reporting process and the independent audit of the annual consolidated financial statements. The Audit Committee is governed by a formal written Audit Committee Charter which was included as an appendix to our proxy statement dated October 13, 2003. The Board of Directors, in its business judgment, has determined that the member of the Audit Committee satisfies the independence requirements of the AMEX rules and regulations of the Commission and the Company's Audit Committee Charter, notwithstanding the fact that said requirements may not be applicable to us until after the 2005 annual meeting. See "AMEX Corporate Governance Requirements" set forth below. The Audit Committee will review and reassess the adequacy of the Audit Committee Charter at least annually. The Audit Committee currently consists of two independent members. The rules of the AMEX and the Commission require that our Audit Committee include three independent directors. Mr. Cheung Leung Yu has been proposed to be the third member of the Audit Committee and it is anticipated that he will be elected to the Audit Committee by the Board of Directors at its meeting immediately following the Annual Meeting of stockholders. Messrs. Liu Kwong Sang and Cheung Leung Yu are professionally engaged in the practice of accounting and auditing.

Audit Committee Report

     The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the reporting process and internal controls. Our independent auditor is responsible for auditing our financial statements and expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received from the independent auditor the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with the auditor its independence from us and our management. The Committee has also considered whether the independent auditor's provision of non-audit services to us is compatible with the auditor's independence and has concluded that the independent auditor is independent from us and our management.

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

     In its role of overseeing these matters, the Audit Committee relies on the information and representations made by management and the independent auditors. Accordingly, the Committee's involvement does not provide an independent basis to certify that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditor is in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.

                  The Audit Committee

                           Liu Kwong Sang
                           Kenneth Chik

                                  Annual Report

     Our 2004 annual report to stockholders is being mailed to all stockholders. Any stockholder who has not received a copy may obtain one by writing to us c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434. In addition, any person wishing to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2004 (excluding the exhibits thereto) may obtain a copy by sending a written request to us as the same address.

Director Nominating Process

         Currently, our Board of Directors is responsible for director nominations; however, it does not have a separate charter governing director nominations.

     In nominating directors, our Board considers a variety of factors, including whether an individual has experience as a senior executive of a company in the logistics and freight forwarding industries or at a publicly-traded corporation, experience in the management or leadership of a substantial private business enterprise or such other professional experience as our Board of Directors shall determine shall qualify an individual for Board service. Our Board of Directors also strives to achieve an effective balance and range of experience and expertise, including operational experience and financial expertise. In considering candidates for the Board, our Board of Directors will evaluate the entirety of each candidate's credentials. There are no specific minimum qualifications that must be met by a Board-recommended nominee.

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

     Our Board of Directors will consider director nominees from any reasonable source, including stockholder recommendations tendered in accordance with our By-laws. Our Board also has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Board to date and, accordingly, no fees have been paid to consultants or search firms.

     Stockholders who wish to nominate an individual for election as a director at an annual meeting of our stockholders must comply with the provisions in our By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of Pacific CMA, Inc. not less than 120 days no more than 150 days prior to the date on which the proxy statement for the preceding year's annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information to the extent known by the nominating stockholder: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A, promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended; (b) the nominee's written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of common stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations not made in accordance with these requirements will be disregarded.

     Section 16(a) Beneficial Ownership Reporting Compliance - Section 16 of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. Based solely on a review of the forms filed with the Commission and we have received, we believe that, during the year ended December 31, 2004 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons, except for the following:

                  The Form 3 of Mr. Dauernheim that was due to be filed on or about February 10, 2004, was not filed until August 29, 2004.

                  The Form 3 of Mr. Stangland that was due to be filed on or about July 10, 2004 has not yet been filed..

     Code of Ethics - Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer and other senior financial officers. A copy of the Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended December 31, 2003.

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

     AMEX Corporate Governance Requirements. We are a "controlled company" as that term is defined in the AMEX's Company Guide. A "controlled company" is a company in which over 50% of its voting power is held by an individual, group or another company. Alfred Lam and Buller Services Corp. own in excess of 68% of our issued and outstanding Common Stock and holds the equivalent percentage in voting power of our securities. Buller Services Corp. is owned and controlled by Mr. Lam. As the result of being a "controlled company," the Company claims exemption from certain listing standards of the AMEX. Specifically, as a result of being a "controlled company," the Company is not required to have (1) nominations for its Board of Directors either be selected or recommended for Board selection, either by a nominating committee comprised solely of our independent directors or by a majority of our independent directors, (2) the compensation of our chief executive officer be determined by or recommended to the Board by either a Compensation Committee, comprised of independent directors or by a majority of independent directors on our Board of Directors, and (3) have a majority of our Board be independent as defined in AMEX's rules.

     We were a small business issuer as that term is defined in the Rules and Regulations promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, that status has changed. Certain AMEX rules pertaining to director independence and audit committee requirements become applicable to us upon the conclusion of our 2005 Annual Meeting or July 31, 2005, whichever occurs first. We are thereafter subject to the AMEX rules requiring three independent members of our Board of Directors on our Audit Committee. We believe that we will be in full compliance with those rules.

Compensation of Directors

     Mr. Tan Kay Hock, a former Director of the Company, was paid $2,960 per month, plus a meeting fee for his services as a Director of the Company. The other Non-employee Directors of the Company are not compensated for their service on the Board of Directors and its committees. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. Directors are eligible to receive stock options under our 2000 Stock Option Plan. No stock options were granted to our Directors during the year ended December 31, 2004. However, Mr. Tan Kay Hock did receive a stock grant of 8,000 shares of our common stock in January of 2005.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to elect those persons nominated to be Directors of the Company. The enclosed proxy provides a means for stockholders to vote for the election of our Directors. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the election of those persons nominated to be Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

                                   PROPOSAL 2

                              APPROVAL OF AUDITORS

     The Audit Committee of our Board of Directors has selected BKD, LLP, a certified public accounting firm, as independent auditors of the Company's financial statements for its fiscal year to end December 31, 2005. A representative of BKD, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to approve the appointment of BKD, LLP as our Auditors for the fiscal year to end of December 31, 2005. The enclosed proxy provides a means for stockholders to vote for the approval of that appointment. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the approval of BKD, LLP as our auditors.

     OUR BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE BKD, LLP AS THE COMPANY'S AUDITORS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2005.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation paid for the fiscal years ended December 31, 2002, 2003 and 2004 to our Chief Executive Officer and President (collectively, the "Named Executive Officers") and our other officers and those of our subsidiaries whose compensation exceeded $100,000 in any of those years.

                           Summary Compensation Table

                     Annual Compensation
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Long-Term
                                                                                      Compensation
                                                                                         Awards
                                                                                       Securities
                                     Fiscal                                            Underlying            All Other
Name and Positions                    Year            Salary           Bonus           Options (#)         Compensation
----------------------------------------------------------------------------------------------------------------------------

                                                  (NAMED EXECUTIVE OFFICERS)
----------------------------------------------------------------------------------------------------------------------------
Alfred Lam, Chairman of the           2002            $50,000            $0                $0                   $0
Board of Directors, Chief
Executive Officer and Treasurer       2003            $58,650            $0                $0                   $0

                                      2004            $67,375            $0                $0                   $0
----------------------------------------------------------------------------------------------------------------------------

Scott Turner, President               2002(1)        $166,333         $19,840              $0                 $16,000

                                      2003           $249,500         $29,976              $0                 $24,000

                                      2004           $249,500         $29,976              $0                 $24,000
----------------------------------------------------------------------------------------------------------------------------

                                                  (OTHER OFFICERS)
----------------------------------------------------------------------------------------------------------------------------

Thomas Zambuto, Vice President        2002(1)        $166,333         $19,840              $0                 $16,000
of Airgate International Corp.
                                      2003           $249,500         $29,976              $0                 $24,000

                                      2004           $249,500         $29,976              $0                 $24,000
----------------------------------------------------------------------------------------------------------------------------

Stanley Lee, Chief Executive          2002(1)        $147,168            $0                $0                  $3,168 (2)
Officer of Airgate
International Corp.                   2003           $239,962            $0                $0                 $16,139 (3)

                                      2004           $273,802            $0                $0                  $4,752 (2)
----------------------------------------------------------------------------------------------------------------------------

Joel Herskovits, Vice                 2004           $109,622            $0                $0                   $0
President, Investor
Relationship
----------------------------------------------------------------------------------------------------------------------------

-------------------
(1) Reflects compensation paid to the above individuals for the last eight months of that year.

(2)  Automobile expense allowance.

(3) Includes an automobile expense allowance of $4,752 and a corporate award of a watch at a cost of $11,387.

PERFORMANCE GRAPH

         The following chart shows the changes in the value of $100, over the period of January 2003, when the company began trading, until December 31, 2004, invested in: (1) Pacific CMA, Inc.; (2) the AMEX Market Index and (3) NASDAQ Transportation Index. The year-end value of each investment is based on share price appreciation and assumes that $100 was invested on December 1, 2003 and that all dividends were reinvested. Calculations exclude trading commissions and taxes. The comparison of past performance in the graph is required by the Commission and is not intended to forecast or be indicative of possible future performance of our common stock.

                                  [LINE GRAPH]

                                                    12/31/2003             12/31/2004             12/31/2005
                                                    ----------             ----------             ----------
Pacific CMA, Inc.                                     $100.00                $386.27                $168.63
AMEX Market Index                                     $100.00                $131.74                $152.77
NASDAQ Transportation Index                           $100.00                $135.20                $171.81

                              EMPLOYMENT AGREEMENTS

     In connection with our acquisition of securities of Airgate International Corp., on April 30, 2002 we entered into three-year employment agreements with Scott Turner and Thomas Zambuto pursuant to which we agreed to pay each of them an annual base salary of $249,500, commencing on January 1, 2003, subject to cost of living increases, along with a bonus, automobile expense allowances and reimbursement of business expenses. (See Item 13 - "Certain Relationships and Related Transactions of the Company's Form 10-K.")

                  STOCKHOLDER COMMUNICATIONS WITH OUR DIRECTORS

     Stockholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondence should be sent to our principal office. Stockholder communications to directors will first be opened by our Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, our Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

                         MISCELLANEOUS AND OTHER MATTERS

     Proposals of Stockholders - Proposals of stockholders intended to be considered for inclusion in our proxy statement for the 2006 Annual Meeting of Stockholders must be received by our Secretary's office not earlier than December 17, 2005 and no later than January 16, 2006.

     Annual Stockholders Meeting - Attendance of Directors and Officers -. The Company has no policy regarding the attendance of our executive officers and directors at the Annual Meeting of Stockholders as they are situated in varied and different locations. Of the current executive officers and directors of the Company, Messrs. Lam, Turner and Dauernheim attended our 2004 Annual Meeting of Stockholders.

     Other Business - Our Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as our Board of Directors directs.

     Additional Information - We will furnish, without charge, copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Pacific CMA, Inc., c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434, Attention: Secretary. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                            By Order of the Board of Directors,


                                            Alfred Lam
                                            Chairman

New York, New York
May 16, 2005


           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                    RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                  FORM OF PROXY

                              --------------------

                                      FRONT

                             -----------------------

                                PACIFIC CMA, INC.
                         c/o Airgate International Corp.
                            153-04 Rockaway Boulevard
                             Jamaica, New York 11434


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON June 13, 2005

         The undersigned stockholder of Pacific CMA, Inc., a Delaware corporation (the "Company"), hereby appoints Alfred Lam and Scott Turner, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 13, 2005, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated May 16, 2005.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                      BACK

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of Directors and "FOR" the Approval of Proposals 1 and 2.

         Please mark your votes as in this example   [X]

1. ELECTION OF DIRECTORS

                                                          Withhold Authority
Nominees                   For          Against           To Vote For

Alfred Lam                 [  ]         [  ]                    [  ]
Scott Turner               [  ]         [  ]                    [  ]
Luisa Chan                 [  ]         [  ]                    [  ]
Kaze Chan                  [  ]         [  ]                    [  ]
Liu Kwong Sang             [  ]         [  ]                    [  ]
Kim E. Petersen            [  ]         [  ]                    [  ]
Kenneth Chik               [  ]         [  ]                    [  ]
Cheung Leung Yu            [  ]         [  ]                    [  ]

2. PROPOSAL TO APPROVE THE APPOINTMENT OF BKD, LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.


FOR      [  ]                    AGAINST     [  ]                 ABSTAIN  [  ]


CHECK HERE FOR ADDRESS CHANGE  [  ] NEW ADDRESS:
                                                 -------------------------------



         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.

DATED:   _________ __, 2005
                                  ----------------------------------------------
                                  Signature
PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE
                                  ----------------------------------------------
                                  Signature if held jointly